EXHIBIT 99.1

        THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON            , 2003,
UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS OF OLD NOTES MAY
BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M. ON THE EXPIRATION DATE.

EURAMAX INTERNATIONAL, INC.

EURAMAX INTERNATIONAL HOLDINGS B.V.

LETTER OF TRANSMITTAL

8 1/2% SENIOR SUBORDINATED NOTES DUE 2011

TO: [                        ]
THE EXCHANGE AGENT

By Registered or Certified Mail, Hand Delivery or Overnight Courier:	By Facsimile:
Confirm by Telephone:

        DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS INSTRUMENT TO A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

        HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE NEW NOTES FOR THEIR OLD NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR OLD NOTES TO THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

        The undersigned acknowledges receipt of the Prospectus dated [                        ], 2003 (the "Prospectus") of Euramax International, Inc. and Euramax International Holdings B.V. (together, the "Issuers") and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Issuers' Offer to Exchange (the "Exchange Offer") $200,000,000 principal amount of their 8 1/2% Senior Subordinated Notes due 2011 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for each $1,000 principal amount of their outstanding 8 1/2% Senior Subordinated Notes due 2011 (the "Old Notes"), of which $200,000,000 principal amount is outstanding, upon the terms and conditions set forth in the Prospectus and this Letter of Transmittal. Other capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

        For each Old Note accepted for exchange, the holder of such Old Note will receive an Exchange Note having a principal amount equal to that of the surrendered Old Note. Interest on the Exchange Notes will accrue from the last interest payment date on which interest was paid on the Old Notes surrendered in exchange therefor or if no interest has been paid on the Old Notes, from August 6, 2003. Holders of Old Notes accepted for exchange will be deemed to have waived the right to receive any other payments or accrued interest on the Old Notes. The Issuers reserve the right, at any time or from time to time, to extend the Exchange Offer at their discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Issuers shall notify holders of the Old

Notes of any extension by means of a press release or other public announcement prior to 9:00 A.M., New York City time, on the next business day after the previously scheduled Expiration Date.

        This Letter of Transmittal is to be used by Holders if: (i) certificates representing Old Notes are to be physically delivered to the Exchange Agent herewith by Holders or (ii) tender of Old Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC"), pursuant to the procedures set forth in the Prospectus under "The Exchange Offer—Procedures for Tendering Old Notes" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Old Notes unless an agent's message is transmitted in lieu thereof. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

        The term "Holder" with respect to the Exchange Offer means any person: (i) in whose name Old Notes are registered on the books of the Issuers or any other person who has obtained a properly completed bond power from the registered Holder, or (ii) whose Old Notes are held of record by DTC (or its nominee) who desires to deliver such Old Notes by book-entry transfer at DTC. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

        Holders of Old Notes that are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through the DTC Automated Tender Offer Program ("ATOP"), for which the transaction will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's DTC account. DTC will then send an agent's message to the Exchange Agent for its acceptance. DTC participants may also accept the Exchange Offer prior to the Expiration Date by submitting a Notice of Guaranteed Delivery or agent's message relating thereto as described herein under Instruction 1, "Guaranteed Delivery Procedures."

        The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance with respect to the procedures for tendering Old Notes or for additional copies of the Prospectus, this Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Exchange Agent. See Instruction 11 herein.

HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR
OLD NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS
ENTIRETY UNLESS AN AGENT'S MESSAGE IS TRANSMITTED IN
LIEU THEREOF. PLEASE READ THIS ENTIRE LETTER OF
TRANSMITTAL CAREFULLY BEFORE
CHECKING ANY BOX BELOW

DESCRIPTION OF 8 1/2% SENIOR SUBORDINATED NOTES DUE 2011 (OLD NOTES)

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	Certificate Number(s)*	Aggregate Principal Amount Represented by Certificate(s)	Principal Amount Tendered (If Less Than All)**

*	Need not be completed by Holders tendering by book-entry transfer.
**	Unless indicated in the column labeled "Principal Amount Tendered (if less than all)," any tendering Holder of Old Notes will be deemed to have tendered the entire aggregate principal amount represented by the column labeled "Aggregate Principal Amount Represented by Certificate(s)." If the space provided above is inadequate, list the certificate numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

The minimum permitted tender is $1,000 in principal amount of Old Notes.
All other tenders must be integral multiples of $1,000.

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 4, 5, and 6)

            To be completed ONLY if certificates for Exchange Notes issued in exchange for Old Notes accepted for exchange, or Old Notes not tendered or not accepted for exchange, are to be issued in the name of someone other than the undersigned or, if such Old Notes are being tendered by book-entry transfer, to someone other than DTC or to another account maintained by DTC.

Issue certificate(s) to:

Name
Address
(Include Zip Code)
(Taxpayer Identification or Social Security No.)
DTC Acct. No.

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

            To be completed ONLY if certificates for Old Notes in a principal amount not tendered or not accepted for exchange, are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Mail certificate(s) to:

Name
Address
(Include Zip Code)
(Taxpayer Identification or Social Security No.)

☐
CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

  Name of Tendering Institution

  DTC Book-Entry Account No.

  Transaction Code No.

☐
CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

  Name(s) of Registered Holder(s)

  Window Ticket Number (if any)

  Date of Execution of Notice of Guaranteed Delivery

  IF DELIVERED BY BOOK-ENTRY TRANSFER, PLEASE COMPLETE THE FOLLOWING:

  Account Number

  Transaction Code Number

☐
CHECK HERE IF YOU ARE A BROKER-DEALER AND ARE RECEIVING NEW NOTES FOR YOUR OWN ACCOUNT IN EXCHANGE FOR OLD NOTES THAT WERE ACQUIRED AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES.

  Name:

  Address:

Ladies and Gentlemen:

        Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Issuers the principal amount of Old Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Old Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Issuers all right, title and interest in and to the Old Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Issuers and as Trustee under the Indenture for the Old Notes and Exchange Notes) with respect to the tendered Old Notes with full power of substitution to (i) deliver certificates for such Old Notes to the Issuers, or transfer ownership of such Old Notes on the account books maintained by DTC and deliver all accompanying evidence of transfer and authenticity to, or upon the order of, the Issuers and (ii) present such Old Notes for transfer on the books of the Issuers and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms and subject to the conditions of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Issuers will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by the Issuers. The undersigned hereby further represents that any Exchange Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the Holder receiving such Exchange Notes, whether or not such person is the Holder, that neither the Holder nor any such other person has any arrangement or understanding with any person to participate in the distribution of such Exchange Notes and that neither the Holder nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Issuers or any of their subsidiaries.

        The undersigned also acknowledges that this Exchange Offer is being made in reliance on an interpretation by the staff of the Securities and Exchange Commission (the "SEC") that the Exchange Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Issuers within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders' business and such holders have no arrangements or understandings with any person to participate in the distribution of such Exchange Notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

        The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuers to be necessary or desirable to complete the assignment, transfer and purchase of the Old Notes tendered hereby. All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns, trustees in bankruptcy or other legal representatives of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer—Withdrawal Rights" section of the Prospectus.

        For purposes of the Exchange Offer, the Issuers shall be deemed to have accepted validly tendered Old Notes when, as and if the Issuers have given oral (promptly confirmed in writing) or written notice thereof to the Exchange Agent.

        If any tendered Old Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Old Notes will be returned (except as noted below with respect to tenders through DTC), without expense, to the undersigned at the address shown below the undersigned's signature or at such different address as may be indicated under "Special Delivery Instructions" promptly after the Expiration Date.

        The undersigned understands that tenders of Old Notes pursuant to the procedures described under the caption "The Exchange Offer—Procedures for Tendering Old Notes" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuers upon the terms and subject to the conditions of the Exchange Offer.

        Unless otherwise indicated under "Special Issuance Instructions," please issue promptly the certificates representing the Exchange Notes issued in exchange for the Old Notes accepted for exchange and return any Old Notes not tendered or not accepted for exchange in the name(s) of the undersigned (or in either such event in the case of the Old Notes tendered through DTC, by credit to the undersigned's account at DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the Exchange Notes issued in exchange for the Old Notes accepted for exchange and any certificates for Old Notes not tendered or not accepted for exchange (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s), unless, in either event, tender is being made through DTC. In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Old Notes accepted for exchange and return any Old Notes not tendered or not accepted for exchange in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that the Issuers have no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the registered Holder(s) thereof if the Issuers do not accept for exchange any of the Old Notes so tendered.

        Holders of Old Notes who wish to tender their Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent, or cannot complete the procedure for book-entry transfer, prior to the Expiration Date, may tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer—Guaranteed Delivery Procedures." See Instruction 1 regarding the completion of the Letter of Transmittal printed below.

SIGNATURE PAGE

  PLEASE SIGN HERE WHETHER OR NOT
  OLD NOTES ARE BEING PHYSICALLY TENDERED HEREBY

X			, 2003
Date
X			, 2003
	Signature(s) of Registered Holder(s) or Authorized Signatory	Date
Area Code and Telephone Number

              The above lines must be signed by the registered Holder(s) of Old Notes as their name(s) appear(s) on the Old Notes or, if the Old Notes are tendered by a participant in DTC, as such participant's name appears on a security position listing as the owner of Old Notes, or by a person or persons authorized to become registered Holder(s) by a properly completed bond power from the registered Holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Old Notes to which this Letter of Transmittal relates are held of record by two or more joint Holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must (i) set forth his or her full title below and (ii) unless waived by the Issuers, submit evidence satisfactory to the Issuers of such person's authority to act. See Instruction 4 regarding the completion of this Letter of Transmittal printed below.

Name(s):	(Please Print)
Capacity:	(Title)
Address:	(Include Zip Code)

  Signature(s) Guaranteed by an Eligible Institution (if required by Instruction 4):

(Authorized Signature)
(Title)
(Name of Firm)

Dated:	, 2003

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

        1.     Delivery of this Letter of Transmittal and Old Notes; Guaranteed Delivery Procedures.    This Letter of Transmittal is to be completed by Holders, either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer—Book-Entry Transfer" section of the Prospectus unless an agent's message is transmitted in lieu thereof. Certificates for all physically tendered Old Notes, or Book-Entry Confirmation ("Book-Entry Confirmation" means a confirmation of a book entry transfer of Old Notes into the Exchange Agent's account at DTC), as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile hereof) unless an agent's message is transmitted in lieu thereof and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of the addresses set forth herein on or prior to the Expiration Date, or the tendering Holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.

        Holders whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer—Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined in Instruction 4 below), (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery), substantially in the form provided by the Issuers, setting forth the name and address of the Holder of Old Notes and the amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within five New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Notes, or a Book-Entry Confirmation, a properly completed and duly executed Letter of Transmittal or an agent's message in lieu thereof and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, a properly completed and duly executed Letter of Transmittal or an agent's message in lieu thereof and all other documents required by this Letter of Transmittal, are received by the Exchange Agent within five NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

        THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDERS, BUT THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF OLD NOTES ARE SENT BY MAIL, IT IS SUGGESTED THAT THE MAILING BE MADE SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE TO PERMIT THE DELIVERY TO THE EXCHANGE AGENT ON OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

        See "The Exchange Offer" section in the Prospectus.

        2.     Tender by Holder.    Only a Holder of Old Notes may tender such Old Notes in the Exchange Offer. Any beneficial holder of Old Notes who is not the registered Holder and who wishes to tender should arrange with the registered Holder to execute and deliver this Letter of Transmittal on his or her behalf or must, prior to completing and executing this Letter of Transmittal and delivering his or her Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such holder's name or obtain a properly completed bond power from the registered Holder.

        3.     Partial Tenders.    Tenders of Old Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Old Notes is tendered, the tendering Holder should fill in the principal amount tendered in the fourth column of the box entitled "Description of 8 1/2% Senior Subordinated Notes due 2011 (Old Notes)" above. The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of a Holder's Old Notes is not tendered, then Old Notes for the principal amount of Old Notes not tendered and a certificate or certificates representing Exchange Notes issued in exchange for any Old Notes accepted for exchange will be sent to the Holder at his or her registered address (unless a different address is provided in the appropriate box on this Letter of Transmittal) promptly after the Old Notes are accepted for exchange.

        4.     Signatures on this Letter of Transmittal; Endorsements and Powers of Attorney; Guarantee of Signatures.    If this Letter of Transmittal is signed by the registered Holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

        If any tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

        If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

        When this Letter of Transmittal is signed by the registered Holder(s) of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued, or any Old Notes not tendered or not accepted for exchange are to be reissued, to a person or persons other than the registered Holder(s), then endorsements of any certificate(s) transmitted hereby or separate bond powers are required. Signatures on such certificate(s) or power(s) must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal is signed by a person other than the registered Holder(s) of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers or powers of attorney, in each case signed exactly as the name or names of the registered Holder(s) appear(s) on the certificate(s) and signatures on such certificate(s) or power(s) must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal or any certificates, bond powers or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Issuers, proper evidence satisfactory to the Issuers of their authority to so act must be submitted.

        Endorsements on certificates for Old Notes or signatures on bond powers or powers of attorney required by this Instruction 4 must be guaranteed by a firm which is a participant in a recognized signature guarantee medallion program (an "Eligible Institution").

        Signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution unless the Old Notes are tendered (i) by a registered Holder of Old Notes (which term, for purposes of the Exchange Offer, includes any DTC participant whose name appears on a security position listing as the Holder of such Old Notes) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter of Transmittal, or (ii) for the account of an Eligible Institution.

        5.     Special Issuance and Delivery Instructions.    Tendering Holders should indicate, in the applicable box or boxes, the name and address to which Exchange Notes or substitute Old Notes not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal (or in the case of a tender of Old Notes through DTC, if different from

DTC). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. Holders tendering Old Notes by book-entry transfer may request that Exchange Notes issued in exchange for Old Notes accepted for exchange or Old Notes not tendered or accepted for exchange be credited to such account maintained at DTC as such Holder may designate hereon. If no such instructions are given, such Exchange Notes or Old Notes not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.

        6.     Tax Identification Number.    A Holder whose Old Notes are accepted for exchange is required to provide the Issuers with such Holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 provided below, and to certify whether the Holder is subject to federal backup withholding and that the Holder is a United States person. If the Issuer is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the IRS. In addition, if the Holder does not furnish the Issuer with a TIN in the required manner, the Issuer is required to withhold a percentage (currently 28%) of any reportable payment, if any, made to a Holder of Old Notes pursuant to this Exchange Offer (as well any future reportable payment made to a Holder with respect to Exchange Notes). Certain Holders are not subject to these federal backup withholding requirements. A non-United States person may qualify as an exempt recipient by submitting to the Issuer a properly completed IRS Form W-8BEN. Holders are urged to consult their own tax advisors to determine whether they are exempt.

        See "Important Tax Information" and the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 below for additional instructions.

        7.     Transfer Taxes.    The Issuers will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, certificates representing Exchange Notes or Old Notes not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person(s) other than the registered Holder(s) of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder(s) or on any other person(s)) will be payable by the tendering Holder(s). If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder(s).

        Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

        8.     Waiver of Conditions.    The Issuers reserve the absolute right to amend, waive or modify conditions to the Exchange Offer in the case of any Old Notes tendered (and to refuse to do so). Any waiver to the Exchange Offer will apply to all Old Notes tendered.

        9.     No Conditional Transfers.    No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Old Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

        Neither the Issuers, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes, nor shall any of them incur any liability for failure to give any such notice.

        10.   Mutilated, Lost, Stolen or Destroyed Old Notes.    Any tendering Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at one of the addresses indicated herein for further instructions.

        11.   Requests for Assistance or Additional Copies.    Questions and requests for assistance with respect to the procedures for tendering Old Notes or additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery or the "Guidelines for Certification of Taxpayer Identification Number" on Substitute Form W-9 may be directed to the Exchange Agent at one of the addresses specified in the Prospectus.

IMPORTANT TAX INFORMATION

        Under current United States federal income tax law, a Holder exchanging Old Notes is required to provide the Issuer with such Holder's correct taxpayer identification number ("TIN") (generally, a social security number, individual taxpayer identification number, or employer identification number) on Substitute Form W-9 provided below, and to certify whether the Holder is subject to federal backup withholding and that the Holder is a United States person. If the Issuer is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the IRS. In addition, if (a) the Holder does not furnish the Issuer with a TIN in the required manner, (b) the IRS notifies the Issuer that the TIN provided is incorrect, or (c) the Holder is required but fails to certify that the Holder is not subject to backup withholding, federal backup withholding will apply. If federal backup withholding applies, the Issuer or other payer is required to withhold a percentage (currently 28%) of any reportable payment made to a Holder of Old Notes pursuant to this Exchange Offer (as well any future reportable payment made to a Holder with respect to Exchange Notes). Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

        If the Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such Holder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9, and complete the Certificate of Awaiting Taxpayer Identification Number below. If "Applied For" is written in Part I and the Issuer is not provided with a TIN within 60 days, the Issuer will remit any previously withheld amounts to the IRS as backup withholding.

        Certain Holders (including, among others, all corporations and certain non-United States persons) are not subject to these federal backup withholding requirements. Exempt Holders other than non-United States persons should indicate their exempt status on Substitute Form W-9 by furnishing their TIN, writing "Exempt" on the face of the form, and signing and dating the form. A non-United States person must provide certification of foreign status as set forth below. Holders are urged to consult their own tax advisors to determine whether they are exempt.

        A non-United States person may qualify as an exempt recipient by submitting to the Issuer a properly completed IRS Form W-8BEN, provided below, signed under penalty of perjury, certifying that the person is a non-United Stated person and is the beneficial owner of any payment received. Only the beneficial owner of a reportable payment subject to federal backup withholding should use Form W-8BEN. In general, a person is not a beneficial owner of income if the person is receiving the income as nominee, agent, or custodian, or to the extent the person is a conduit whose participation in the transaction is disregarded. Certain other foreign persons, such as a withholding foreign partnership, withholding foreign trust, or an intermediary, should also not use Form W-8BEN, but should use an alternate form of a Form W-8. Consult your tax advisor for more information. Failure to provide Form W-8BEN may result in withholding at a 30% rate (foreign person withholding) or federal backup withholding (currently 28%).

        See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 below for additional instructions.

(DO NOT WRITE IN THE SPACE BELOW)

Account Number:	Transaction Code Number:

Certificate Surrendered	Existing Notes Tendered	Existing Notes Accepted

Delivery Prepared By:	Checked By:	Dated:

PAYERS' NAMES: EURAMAX INTERNATIONAL, INC. AND
EURAMAX INTERNATIONAL HOLDINGS B.V.

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service	Name: Address:	Individual ☐ Partnership ☐ Corporation ☐ Other (specify) ☐ Exempt from backup withholding ☐
Request for Taxpayer Identification Number (TIN) and Certification

PART I. TAXPAYER IDENTIFICATION NUMBER (TIN)

Please provide your Taxpayer Identification Number in the space at right and certify by signing and dating below. If awaiting TIN, write "Applied For."		SSN: or EIN:

PART II. CERTIFICATION

Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and
(2) I am not subject to backup withholding either because: (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
(3) I am a U.S. person (including a U.S. resident alien).

CERTIFICATION INSTRUCTIONS—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
Signature
Date:		, 2003

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN IRS PENALTIES AND BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER TO PURCHASE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING (OR WILL SOON APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

            I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld.

Signature
Name (Please Print)	Date	, 2003

Form W-8BEN (Rev. December 2000) Department of the Treasury Internal Revenue Service
Certificate of Foreign Status of Beneficial Owner
for United States Tax Withholding
	> Section references are to the Internal Revenue Code. > See separate instructions. > Give this form to the withholding agent or payer. Do not send to the IRS.	OMB No. 1545-1621

Do not use this form for:		Instead, use Form:
•	A U.S. citizen or other U.S. person, including a resident alien individual	W-9
•	A person claiming an exemption from U.S. withholding on income effectively connected with the conduct of a trade or business in the United States	W-8ECI
•	A foreign partnership, a foreign simple trust, or a foreign grantor trust (see instructions for exceptions)	W-8ECI or W-8IMY
•
	A foreign government, international organization, foreign central bank of issue, foreign tax-exempt organization, foreign private foundation, or government of a U.S. possession that received effectively connected income or that is claiming the applicability of section(s) 115(2), 501(c), 892, or 1443(b) (see instructions)	W-8ECI or W-8EXP
Note: These entities should use Form W-8BEN if they are claiming treaty benefits or are providing the form only to claim they are a foreign person exempt from backup withholding.
•	A person acting as an intermediary	W-8IMY
Note: See instructions for additional exceptions.

  Part I.       Identification of Beneficial Owner (See instructions.)

1	Name of individual or organization that is the beneficial owner							2 Country of incorporation or organization

3	Type of beneficial owner:		☐	Individual	☐	Corporation	☐	Disregarded entity	☐	Partnership	☐	Simple trust
	☐	Grantor trust	☐	Complex trust	☐	Estate	☐	Government	☐	International organization
	☐	Central bank of issue	☐	Tax-exempt organization	☐	Private foundation

4	Permanent residence address (street, apt. or suite no., or rural route). Do not use a P.O. box or in-care-of address.

	City or town, state or province. Include postal code where appropriate.								Country (do not abbreviate)

5	Mailing address (if different from above)

	City or town, state or province. Include postal code where appropriate.								Country (do not abbreviate)

6	U.S. taxpayer identification number, if required (see instructions)						7 Foreign tax identifying number, if any (optional)
☐ SSN or ITIN ☐ EIN

8	Reference number(s) (see instructions)

  Part II.       Claim of Tax Treaty Benefits (if applicable)

9	I certify that (check all that apply):
	a	☐	The beneficial owner is a resident of within the meaning of the income tax treaty between the United States and that country.
	b	☐	If required, the U.S. taxpayer identification number is stated on line 6 (see instructions).
	c	☐
The beneficial owner is not an individual, is claiming treaty benefits for dividends received from a foreign corporation or interest from a U.S. trade or business of a foreign corporation, and meets qualified resident status (see instructions).
	d	☐
The beneficial owner is not an individual, is claiming treaty benefits for dividends received from a foreign corporation or interest from a U.S. trade or business of a corporation, and meets qualified resident status (see instructions).
	e	☐
The beneficial owner is related to the person obligated to pay the income within the meaning of section 267(b), and will file Form 8833 if the amount subject to withholding received during a calendar year exceeds, in the aggregate, $500,000.
10
Special rates and conditions (if applicable—see instructions): The beneficial owner is claiming the provisions of Article              of the treaty identified on line 9a above to claim a              % rate of withholding on (specify type of income) :
Explain the reasons the beneficial owner meets the terms of the treaty article:

  Part III.       Notional Principal Contracts

11	☐
I have provided or will provide a statement that identifies those notional principal contracts from which the income is not effectively connected with the conduct of a trade or business in the United States. I agree to update this statement as required.

  Part IV.       Certification

Under penalties of perjury, I declare that I have examined the information on this form and to the best of my knowledge and belief it is true, correct, and complete. I further certify under penalties of perjury that:
•	I am the beneficial owner (or am authorized to sign for the beneficial owner) of all the income to which this form relates.
•	The beneficial owner is not a U.S. person.
•
The income to which this form relates is not effectively connected with the conduct of a trade or business in the United States or is effectively connected but is not subject to tax under an income tax treaty, and
•	For the broker transactions or barter exchanges, the beneficial owner is an exempt foreign person as defined in the instructions.

Furthermore, I authorize this form to be provided to any withholding agent that has control, receipt, or custody of the income of which I am the beneficial owner or any withholding agent that can disburse or make payments of the income of which I am the beneficial owner.
Sign Here >

	Signature of beneficial owner (or individual authorized to sign for beneficial owner)	Date (MM-DD-YYYY)	Capacity in which acting

For Paperwork Reduction Act Notice, see separate instructions.	Cat. No. 25047Z	Form W-8BEN (Rev. 12-2000)